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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                           Gateway Energy Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                  0-6404                      44-0651207
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(State or other jurisdiction of    (Commission               (I.R.S. Employer
         incorporation)            File Number)              Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                    77002
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                     (Address of principal executive office)     (Zip Code)

                                 (713) 336-0844
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01     Entry into a Material Definitive Agreement.

          On December 22, 2006, the Company entered into an Asset Purchase Agreement with HNNG Development, LLC, regarding the sale of the Company's interest in the First Amended and Restated Agreement to Develop Natural Gas Treatment Projects Using Mehra Gas Treating Units with Advanced Extraction Technologies, Inc., involving certain rights to a patented nitrogen rejection process. The total purchase price for the sale is $600,000, consisting of $200,000 paid at closing and a promissory note payable to the Company in the amount of $400,000, which note is discounted by $100,000 if the note is prepaid on or before March 22, 2007. If not prepaid, the Note becomes due on June 22, 2008. In connection with the sale, for a period of five years, Gateway will have certain rights to participate in pipeline projects available to HNNG that are related to their future nitrogen rejection projects in the U.S. HNNG also agreed to allow Gateway to pursue during 2007 two potential nitrogen rejection projects, provided that HNNG will have the right to participate in such projects if they are consummated.

          The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement. A form of the Asset Purchase Agreement is filed as
Exhibit 10.1 hereto and is incorporated herein by reference.


Item 9.01     Financial Statements and Exhibits.

Exhibit No.         Description of Exhibit

10.1 Asset Purchase Agreement, dated December 22, 2006, by and between Gateway Processing Company and HNNG Development, LLC.

99.1 Press release dated December 22, 2006, announcing sale of interest in nitrogen rejection processing technology.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  December 22, 2006

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                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

10.2 Asset Purchase Agreement, dated December 22, 2006, by and between Gateway Processing Company and HNNG Development, LLC.

99.1 Press release dated December 22, 2006, announcing sale of interest in nitrogen rejection processing technology.